EFFECTIVE November 7, 2006, THE COMPANYS
NAME HAS CHANGED FROM ANGANG NEW
STEEL COMPANY LIMITED TO ANGANG
STEEL COMPANY LIMITED

EXHIBIT A
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share
represents 40 deposited H
Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR H SHARES OF
THE NOMINAL VALUE OF RMB 1.00
EACH OF
ANGANG NEW STEEL COMPANY
LIMITED
(INCORPORATED UNDER THE LAWS
OF THE PEOPLES REPUBLIC OF
CHINA)
            The Bank of New
York, as depositary
(hereinafter called the
Depositary), hereby certifies
that___________
_____________________________
_______________, or
registered assigns IS THE
OWNER OF
_____________________________
AMERICAN DEPOSITARY SHARES
representing deposited
overseaslisted foreign
investment shares, nominal
value RMB 1.00 (herein called
H Shares) of Angang New Steel
Company Limited, established
under the laws of The Peoples
Republic of China (herein
called the Company).  At the
date hereof, each American
Depositary Share represents
40 H Shares deposited or
subject to deposit under the
Deposit Agreement (as such
term is hereinafter defined)
at the Hong Kong office of
Hongkong and Shanghai Banking
Corp. (herein called the
Custodian).  The Depositarys
Corporate Trust Office is
located at a different
address than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at One Wall
Street, New York, N.Y. 10286.
THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286
            1.  THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of December 6, 2002 (herein
called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the H Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect
of such H Shares and held
thereunder (such H Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and
at the office of the
Custodian.
            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.
            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF H
SHARES.
            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of (a)
certificates in the name of
the Owner hereof or as
ordered by him or
certificates properly
endorsed or accompanied by
proper instruments of
transfer and (b) any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt.  Such delivery will
be made at the option of the
Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, provided that
the forwarding of
certificates for H Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
risk and expense of the Owner
hereof.
3.  TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds sufficient
to pay any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the H
Shares or the presentor of
the Receipt of a sum
sufficient to reimburse it
for any tax, stamp duty or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to H Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Article 3.
            The delivery of
Receipts against deposit of H
Shares generally or against
deposit of particular H
Shares may be suspended, or
the transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused
by closing the transfer books
of the Depositary or the
Company or the deposit of H
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any H Shares
required to be registered
under the provisions of the
Securities Act of 1933,
unless a registration
statement is in effect as to
such H Shares.
            The Depositary will
use reasonable efforts to
comply with the written
instructions of the Company
not to accept for deposit
under the Deposit Agreement
any shares identified in such
instructions at such times
and under such circumstances
as may reasonably be
specified in such
instructions in order to
facilitate the Companys
compliance with applicable
U.S. securities laws.
4.  LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES.
            If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.
            5.  WARRANTIES ON
DEPOSIT OF H SHARES.
            Every person
depositing H Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such H
Shares and each certificate
therefor are validly issued,
fully paid, nonassessable,
and free of any preemptive
rights of the holders of
outstanding H Shares and that
the person making such
deposit is duly authorized so
to do.  Every such person
shall also be deemed to
represent that such H Shares
and the Receipts evidencing
American Depositary Shares
representing such H Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of H Shares and
issuance of Receipts.


            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
            Any person
presenting H Shares for
deposit or any Owner or
Beneficial Owner of a Receipt
may be required by the
Company, the Depositary or
the Custodian from time to
time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, legal or
beneficial ownership,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper.  The Depositary
may withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities
until such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No H Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in the
PRC which is then performing
the function of the
regulation of currency
exchange.
            7.  CHARGES OF
DEPOSITARY.
            The Company agrees
to pay the fees, reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only
in accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time.  The Depositary shall
present its statement for
such charges and expenses to
the Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.
            The following
charges shall be incurred by
any party depositing or
withdrawing H Shares or by
any party surrendering
Receipts or to whom Receipts
are issued (including,
without limitation, issuance
pursuant to a stock dividend
or stock split declared by
the Company or an exchange of
stock regarding the Receipts
or Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement), or by
Owners, as applicable:
(1) taxes and other
governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of H Shares
generally on the H Share
register of the Company or
Foreign Registrar and
applicable to transfers of H
Shares to or from the name of
the Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, (3) such cable,
telex and facsimile trans-
mission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by
the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution
and delivery of Receipts
pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement and the surrender
of Receipts pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, (6) a fee
of $.02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement, (7) a
fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this
clause 7 treating all such
securities as if they were H
Shares), but which securities
are instead distributed by
the Depositary to Owners, (8)
a fee of $.02 or less per
American Depositary Share (or
portion thereof)for
depositary services, which
will accrue on the last day
of each calendar year and
which will be payable as
provided in clause (9) below
provided, however, that no
fee will be assessed under
this clause (8) if a fee was
charged pursuant to clause
(6) above during that
calendar year and (9) any
other charge payable by the
Depositary, any of the
Depositarys agents, including
the Custodian, or the agents
of the Depositarys agents in
connection with the servicing
of H Shares or other
Deposited Securities (which
charge shall be assessed
against Owners as of the date
or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
payable at the sole
discretion of the Depositary
by billing such Owners for
such charge or by deducting
such charge from one or more
cash dividends or other cash
distributions).
            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.
            8.  PRERELEASE OF
RECEIPTS.
            Unless requested in
writing by the Company to
cease doing so, the
Depositary may,
notwithstanding Section 2.03
of the Deposit Agreement,
execute and deliver Receipts
prior to the receipt of H
Shares pursuant to Section
2.02 of the Deposit Agreement
(a PreRelease).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver H Shares
upon the receipt and
cancellation of Receipts
which have been PreReleased,
whether or not such
cancellation is prior to the
termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of H Shares
in satisfaction of a
PreRelease.  Each PreRelease
will be (a) preceded or
accompanied by a written
representation and agreement
from the person to whom
Receipts or H Shares are to
be delivered (the
PreReleasee) that the
PreReleasee, or its customer,
(i) owns the H Shares or
Receipts to be remitted, as
the case may be, (ii) assigns
all beneficial right, title
and interest in such H Shares
or Receipts, as the case may
be, to the Depositary in its
capacity as such and for the
benefit of the Owners, and
(iii) will not take any
action with respect to such H
Shares or Receipts, as the
case may be, that is
inconsistent with the
transfer of beneficial
ownership (including, without
the consent of the
Depositary, disposing of such
H Shares or Receipts, as the
case may be, other than in
satisfaction of such
PreRelease), (b) at all times
fully collateralized with
cash, U.S. government
securities or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and
security, (c) terminable by
the Depositary on not more
than five (5) business days
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
The number of H Shares not
deposited but represented
American Depositary Shares
outstanding at any time as a
result of PreReleases will
not normally exceed thirty
percent (30%) of the H Shares
deposited under the Deposit
Agreement provided, however,
that the Depositary reserves
the right to disregard such
limit from time to time as it
deems reasonably appropriate,
and may, with the prior
written consent of the
Company, change such limit
for purposes of general
application.  For purposes of
enabling the Depositary to
fulfill its obligations to
the Owners under the Deposit
Agreement, the collateral
referred to in clause (b)
above shall be held by the
Depositary as security for
the performance of the
PreReleasees obligations to
the Depositary in connection
with a PreRelease
transaction, including the
PreReleasees obligations to
deliver H Shares or Receipts
upon termination of a
PreRelease transaction (and
shall not, for the avoidance
of doubt, constitute
Deposited Securities
hereunder).
            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.
            9.  TITLE TO
RECEIPTS.
            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of New York
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither
the Depositary nor the
Company shall have any
obligation or be subject to
any liability under the
Deposit Agreement to any
person or entity unless such
person or entity is the
Owner.
            10.  VALIDITY OF
RECEIPT.
            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary provided, however
that such signature may be a
facsimile if a Registrar for
the Receipts shall have been
appointed and such Receipts
are countersigned by the
manual of a duly authorized
officer of the Registrar.
            11.  REPORTS
INSPECTION OF TRANSFER BOOKS.
            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign
law or otherwise under
Rule 12g32(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.
            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy
soliciting material, received
from the Company which are
both (a) received by the
Depositary as the holder of
the Deposited Securities and
(b) made generally available
to the holders of such
Deposited Securities by the
Company.  The Depositary will
also send to Owners of
Receipts copies of such
reports when furnished by the
Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material,
furnished to the Depositary
by the Company shall be
furnished in English to the
extent such materials are
required to be translated
into English pursuant to any
regulations of the
Commission.
            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners and the Company
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts in the interest
of a business or object other
than the business of the
Company or a matter related
to the Deposit Agreement or
the Receipts.
            12.  DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign
currency can in the judgment
of the Depositary be
converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject to
the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute, as promptly
as practicable, the amount
thus received (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto
provided, however, that in
the event that the Company or
the Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
            Subject to the
provisions of Section 4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, after
consultation with the
Company, cause the securities
or property received by it to
be distributed to the Owners
entitled thereto, in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.
            If any distribution
consists of a dividend in, or
free distribution of, H
Shares, the Depositary may
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of H Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of H
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit Agreement
and the payment of the fees
and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will
sell the amount of H Shares
represented by the aggregate
of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions described
in Section 4.01 of the
Deposit Agreement.  If
additional Receipts are not
so distributed, each American
Depositary Share shall
thenceforth also represent
the additional H Shares
distributed upon the
Deposited Securities
represented thereby.
            In the event that
the Depositary determines
that any distribution in
property (including H Shares
and rights to subscribe
therefor) is subject to any
tax or other governmental
charge which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all
or a portion of such property
(including H Shares and
rights to subscribe therefor)
in such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.
            13.  RIGHTS.
            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional H
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have
discretion as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or for
any other reason, the
Depositary may not either
make such rights available to
any Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may distribute to any Owner
to whom it determines the
distribution to be lawful and
feasible, in proportion to
the number of American
Depositary Shares held by
such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.
            In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests
the distribution of warrants
or other instruments in order
to exercise the rights
allocable to the American
Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary
will make such rights
available to such Owner upon
written notice from the
Company to the Depositary
that (a) the Company has
elected in its sole
discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable
law.
            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners,
then upon instruction from
such an Owner pursuant to
such warrants or other
instruments to the Depositary
to exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
H Shares to be received upon
the exercise of the rights,
and upon payment of the fees
and expenses of the
Depositary and any other
charges as set forth in such
warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the H Shares,
and the Company shall cause
the H Shares so purchased to
be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the H Shares so
purchased to be deposited
pursuant to Section 2.02 of
the Deposit Agreement, and
shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and
deliver Receipts to such
Owner.  In the case of a
distribution pursuant to the
second paragraph of this
Article 13, such Receipts
shall be legended in
accordance with applicable
U.S. laws, and shall be
subject to the appropriate
restrictions on sale,
deposit, cancellation, and
transfer under such laws.
            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such
rights and subject to the
terms and conditions of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.
            The Depositary will
not offer rights to Owners
unless both the rights and
the securities to which such
rights relate are either
exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners or
are registered under the
provisions of such Act
provided, that nothing in the
Deposit Agreement shall
create, any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests
the distribution of warrants
or other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution
to such Owner is exempt from
such registration provided,
however, the Company shall
have no obligation to cause
its counsel to issue such
opinion at the request of
such Owner.
            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.
            14.  CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, as promptly as
practicable, by sale or in
any other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.  The
Company shall have no legal
obligations to any Owner or
Beneficial Owner with respect
to conversion of foreign
currency.
            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file
such application for approval
or license, if any, as it may
deem desirable.
Notwithstanding the
foregoing, the Company will
not be obligated to make any
such filings.
            If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the opinion of the Depositary
is not obtainable, or if any
such approval or license is
not obtained within a
reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive
the same.
            If any such
conversion of foreign
currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for
interest thereon for the
respective accounts of, the
Owners entitled thereto.
            15.  RECORD DATES.
            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect
to the Deposited Securities,
or whenever the Depositary
shall receive notice of any
meeting of holders of H
Shares or other Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of H Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, which date shall be the
same date, or as near thereto
as practicable, as the record
date, if any, for the
Deposited Securities, (a) for
the determination of the
Owners of Receipts who shall
be (i) entitled to receive
such dividend, distribution
or rights or the net proceeds
of the sale thereof,
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (iii) who shall
be responsible for any fee
assessed by the Depositary
pursuant to the Deposit
Agreement, or (b) on or after
which each American
Depositary Share will
represent the changed number
of H Shares, subject to the
provisions of the Deposit
Agreement.
            16.  VOTING OF
DEPOSITED SECURITIES.
            Upon receipt of
notice of any meeting of
holders of H Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners of Receipts a notice,
the form of which notice
shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained
in such notice of meeting
received by the Depositary
from the Company, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be entitled,
subject to any applicable
provision of PRC law and of
the Articles of Association
of the Company, to instruct
the Depositary as to the
exercise of the voting
rights, if any, pertaining to
the amount of H Shares or
other Deposited Securities
represented by their
respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions may
be given, including an
express indication that if no
instruction is received, an
instruction may be given on
behalf of such Owner in
accordance with the last
sentence of this paragraph to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall endeavor
insofar as practicable to
vote or cause to be voted the
amount of H Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced
by such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
H Shares or other Deposited
Securities, other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on or
before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities,
provided that no such
instruction shall be deemed
given and no such
discretionary proxy shall be
given with respect to any
matter as to which the
Company informs the
Depositary (and the Company
agrees to provide such
information as promptly as
practicable in writing) that
(x) the Company does not wish
such proxy given, (y)
substantial opposition exists
or (z) such matter materially
and adversely affects the
rights of holders of H
Shares.
            There can be no
assurance that Owners
generally or any Owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
instruction date to ensure
that the Depositary will vote
the Shares or Deposited
Securities in accordance with
the provisions set forth in
the preceding paragraph.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent, in addition to the
existing Deposited
Securities, the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may,
after consultation with the
Company, execute and deliver
additional Receipts as in the
case of a dividend in H
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.
            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.
            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States, the PRC or
any other country, or of any
other governmental or
regulatory authority or stock
exchange, or by reason of any
provision, present or future,
of the Articles of
Association of the Company,
or by reason of any provision
of any securities issued or
distributed by the Company,
or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from or be
subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is provided
shall be done or performed
nor shall the Depositary or
the Company or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to
lapse, in each case, without
liability to the Company or
the  Depositary.  Neither the
Company nor the Depositary
nor any of their respective
directors, officers,
employees, agents or
affiliates assume any
obligation nor shall they be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts, except
that the Company and the
Depositary agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect
of any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not
be under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting H Shares
for deposit, any Owner or
Beneficial Owner of a
Receipt, or any other person
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary shall not be
responsible for any failure
to carry out any instructions
to vote any of the Deposited
Securities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that any
such action or nonaction is
without negligence or bad
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations under the Deposit
Agreement without negligence
or bad faith while it acted
as Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of
them harmless from, any
liability or expense
(including, but not limited
to, the expenses of counsel)
which may arise out of any
registration by the Company
with the Commission of
Receipts, American Depositary
Shares or Deposited
Securities or the offer or
sale by the Company or its
agents or affiliates thereof
in the United States or out
of acts performed or omitted,
in accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  The
indemnities contained in the
preceding sentence shall not
extend to any liability or
expense which may arise out
of any PreRelease (as defined
in Section 2.09 of the
Deposit Agreement) but only
to the extent that any such
liability or expense arises
in connection with (a) any
United States Federal, state
or local income tax laws, or
(b) the failure of the
Depositary to deliver
Deposited Securities when
required under the terms of
Section 2.05 of the Deposit
Agreement.  However, the
indemnities provided in the
preceding paragraph shall
apply to any such liability
or expense which may arise
out of any misstatement or
alleged misstatement or
omission or alleged omission
in any registration
statement, proxy statement,
prospectus (or placement
memorandum), or preliminary
prospectus (or preliminary
placement memorandum)
relating to the offer or sale
of American Depositary
Shares, except to the extent
any such liability or expense
arises out of (i) information
relating to the Depositary or
any Custodian (other than the
Company), as applicable,
furnished in writing and not
materially changed or altered
by the Company expressly for
use in any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.  No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
            The Depositary may
at any time resign as
Depositary under the Deposit
Agreement by written notice
of its election so to do
delivered to the Company,
such resignation to take
effect  upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 120
days prior written notice of
such removal, to become
effective upon the later of
(i) the 120th day after
delivery of the notice to the
Depositary and (ii) the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
            20.  AMENDMENT.
            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by written
agreement between the Company
and the Depositary without
the consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than taxes
and other governmental
charges, registration fees
and cable, telex or facsimile
transmission costs, delivery
costs or other such
expenses), or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of
thirty days after notice of
such amendment shall have
been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.
            21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at
any time at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt
at the Corporate Trust Office
of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to him
or upon his order, of the
amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.
If any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
and other property as
provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except for its obligations to
the Company under Section
5.08 of the Deposit
Agreement.  At any time after
the expiration of one year
from the date of termination,
the Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges, and
expenses.
      22.	DISCLOSURE OF
BENEFICIAL OWNERSHIP.
		To the extent that
provisions of or governing
the H Shares may require the
disclosure of beneficial or
other ownership of Deposited
Securities, other H Shares
and other securities to the
Company and may provide for
blocking transfer and voting
or other rights to enforce
such disclosure or limit such
ownership, the Depositary
shall use its reasonable
efforts to comply with
Company instructions as to
Receipts in respect of any
such enforcement or
limitation and Owners and
Beneficial Owners shall
comply with all such
disclosure requirements and
ownership limitations and
shall cooperate with the
Depositarys compliance with
such Company instruction.
Specifically, Owners will be
subject to the provisions of
the Hong Kong Securities
(Disclosure of Interests)
Ordinance (the Ordinance) and
any other legislation or
regulations of Hong Kong from
time to time in effect
regarding the disclosure of
interests in H Shares.  For
the purposes of this Article,
the term interest shall have
the meaning  ascribed thereto
in the Ordinance.  As in
effect as of the date of the
Deposit Agreement under the
Ordinance, an Owner may have
a duty to notify the Company
if such Owner becomes aware
that its interest in H Shares
(including its interest in H
Shares represented by
American Depositary Shares)
equals or exceeds 10% or more
of the issued share capital
of the Company.  Such Owner
may be required to further
notify the Company of certain
changes in such Owners
interest in the H Shares, or
if such Owner ceases to have
an interest in 10% or more of
the issued share capital of
the Company.  As in effect as
of the date of the Deposit
Agreement, under the
Ordinance the Company has
certain rights and duties to
make inquiries to persons
whom the Company knows or has
reasonable cause to believe
to be interested in the H
Shares (including in H Shares
represented by American
Depositary Shares) concerning
such persons interest in the
H Shares.  In the event that
any person with whom the
Company has made such
inquiries fails to respond
thereto, or provides false
information in response
thereto, such person may also
be subject to sanctions and
criminal penalties.
      	The Company may
restrict, in such manner as
it deems appropriate,
transfers of Receipts where
such transfer may result in
the total number of H Shares
represented by the American
Depositary Shares evidenced
by the Receipts beneficially
owned by a single Owner or
Beneficial Owner exceeding
the limits under any
applicable law, including
without limitation the Code
on Takeovers and Mergers and
Share Repurchases issued by
the Securities and Futures
Commission of Hong Kong, the
PRC Company Law or the
Companys Articles of
Association.  The Company
may, in such manner as it
deems appropriate, instruct
the Depositary to take action
with respect to the ownership
interest of any Owner or
Beneficial Owner in excess of
the limitation set forth in
the preceding sentence,
including but not limited to
a mandatory sale or
disposition on behalf of any
Owner or Beneficial Owner of
the H Shares represented by
the American Depositary
Shares evidenced by a Receipt
or Receipts held by such
Owner or Beneficial Owner in
excess of such limitations,
if and to the extent such
disposition is permitted by
applicable law.
23.	COMPLIANCE
WITH U.S.
SECURITIES
LAWS.
            Notwithstanding
anything in the Deposit
Agreement to the contrary,
the Company and the
Depositary each agrees that
it will not exercise any
rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery of
Deposited Securities in a
manner which would violate
the U.S. securities laws,
including, but not limited
to, Section I.A.(I) of the
General Instructions to the
Form F6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.


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